UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) January 19, 2006

                            GP Strategies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                          1-7234                         13-1926739
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                 (Commission File Number)      (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                     10604
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))


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Item 8.01. Other Events.

         On January 19, 2006, GP Strategies Corporation (the "Company") issued a press release announcing that it had completed a restructuring of its capital stock that included (a) the repurchase of 2,121,500 shares of its Common Stock,
(b) the repurchase of 600,000 shares of its Class B Capital Stock, and (c) the exchange of 600,000 shares of its Class B Capital Stock into 600,000 shares of Common Stock. The repurchase and exchange transactions were negotiated and approved by a Special Committee of the Board of Directors and had the effect of eliminating all outstanding shares of the Company's supervoting Class B Capital Stock. Concurrently with the repurchase and exchange transactions, funds affiliated with Pequot Capital Management, Inc. acquired 750,000 shares of the Company's Common Stock from Bedford Oak Partners, L.P.

         A copy of the Company's press release is attached as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

     (d) Exhibits.


     Exhibit
      Number             Description of Exhibit

99.1                Press Release, dated January 19, 2006.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GP Strategies Corporation


Date: January 20, 2006                Andrea D. Kantor
                                      Executive Vice President
                                      and General Counsel


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                                  EXHIBIT INDEX



     Exhibit
      Number                    Description of Exhibit
       99.1                Press Release, dated January 19, 2006.







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